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                                                                  EXHIBIT 10.41

           FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 16, 1998 among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996 and the Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein; and

         B. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

                  "Fourth Amendment" shall mean that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998, among the Borrower, the Lenders and the Agent.

         3. Section 9.01 of the Credit Agreement is hereby amended by adding the following clause (o):

                  "(o) Debt arising under a credit facility dated as of July 1, 1998 among the Borrower, The Chase Manhattan Bank, as agent and the lenders party thereto; provided that the principal amount of such Debt does not exceed $15,000,000

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         outstanding at any one time, such Debt is
         paid in full on or before September 15, 1998 and such Debt is unsecured."

         4. Section 9.15 of the Credit Agreement is hereby amended by adding the following clause (v):

                   "and (v) sale of the Properties in Yuma County, Colorado, described in the letter dated June 16 from the Borrower attached to the Fourth Amendment."

         5. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

                  (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders;

                  (b) such other documents as it or its counsel may reasonably request.

         6. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         7. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         8. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


                          [SIGNATURES BEGIN NEXT PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth in the opening paragraph of this Amendment..


BORROWER:                                   HS RESOURCES, INC.



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


LENDER AND AGENT:                           THE CHASE MANHATTAN BANK



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


LENDERS:                                    CIBC, INC.


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:



                                            WELLS FARGO BANK, N.A.

                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                      S-1

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                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            ROYAL BANK OF CANADA


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            DEN NORSKE BANK ASA


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            MEESPIERSON, N.V.


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                      S-2

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                                            ABN AMRO BANK N.V.
                                            San Francisco International Branch


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            FIRST UNION NATIONAL BANK


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                                     THE SANWA BANK, LIMITED


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            SOCIETE GENERALE


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                      S-3

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                                            PARIBAS


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                            CREDIT AGRICOLE INDOSUEZ


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                      S-4

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                                  RATIFICATION

         The undersigned (a "Guarantor") hereby agrees that its liabilities under its Guaranty Agreement dated as of June 14, 1996, as amended by First Amendment to Guaranty Agreement dated as of June 17, 1996 (each such Guaranty Agreement as amended called a "Guaranty"), guaranteeing the indebtedness, obligations and liabilities under that certain Amended and Restated Credit Agreement dated June 14, 1996, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 and the foregoing Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998 shall remain enforceable against such Guarantor in accordance with the terms of its Guaranty and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Third Amendment to Amended and Restated Credit Agreement. The Guarantor hereby confirms and ratifies its liabilities under its Guaranty in all respects.



                                            HSRTW, INC. (formerly known as
                                            HSR Acquisition, Inc.)



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:


                                      S-5